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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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       Date of report (Date of earliest event reported): January 29, 2004


                                 Workstream Inc.
               (Exact Name of Registrant as Specified in Charter)




             Canada                      001-15503                 N/A
(State or Other Jurisdiction of   (Commission File Number)    (I.R.S. Employer
         Incorporation)                                      Identification No.)

495 March Road, Suite 300, Ottawa, Ontario, Canada                  K2K-3G1
     (Address of Principal Executive Offices)                     (Zip Code)

                                 (613) 270 0619
              (Registrant's Telephone Number, Including Area Code)



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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

         (c)      Exhibits


         99.1     Press Release issued on January 29, 2004 by Workstream Inc.

Item 9.  Regulation FD Disclosure

         On January 29, 2004, Workstream Inc. (the "Company") issued a press release announcing that the Company was named to the Deloitte & Touche Technology Fast 500 - a list of the fastest growing technology companies in North America. The full text of such press release is furnished as Exhibit 99.1 to this report.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        WORKSTREAM INC.



Dated:  February 2, 2004                By: /s/ Michael Mullarkey
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                                            Name: Michael Mullarkey
                                            Title: Chief Executive Officer

                                  Exhibit Index

Exhibit No.         Description
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99.1                Press Release issued on January 29, 2004 by Workstream Inc.